                            GREEN FUSION CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Effective May 1, 2002, Green Fusion Corporation (the "Company" or "Green Fusion") acquired all of the issued and outstanding shares of House of Brussels Holdings Ltd., ("House of Brussels") which owns and operates Brussels Chocolates Ltd., in exchange for 30,000,000 common shares of the Company. Effective May 10, 2002, the Company also acquired all of the issued and outstanding shares of GFC Ventures Corp. ("GFC Ventures") in exchange for 13,684,700 common shares of the Company. These pro forma condensed consolidated financial statements reflect the combined financial position of these companies and are accounted for as a reverse takeover of Green Fusion by House of Brussels.

The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the companies. The pro forma information does not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements and therefore should be read in conjunction with the historical financial statements of Green Fusion included in its 2001 Annual Report on Form 10-KSB, and the historical financial statements of House of Brussels and GFC Ventures included elsewhere in this document.

The accompanying pro forma condensed consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and the results of operations. The Pro forma Condensed Consolidated Balance Sheet as of March 31, 2002, is based on the historical balance sheets of the companies as of that date and assumes the acquisition took place on that date. The Condensed Consolidated Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are based on the historical operating statements of the companies. For those periods the Pro forma Condensed Consolidated Statements of Operations assume that the acquisition took place on January 1, 2001.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that would have been achieved had the acquisitions been consummated as of the dates indicated, or that may be achieved in the future, or the results that would have been realized had the entities been a single entity during these periods.


GREEN  FUSION  CORPORATION

PRO  FORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET
UNAUDITED  -  AS  OF  MARCH  31,  2002
--------------------------------------------------------------------------------------------------------
(expressed  in  U.S.  dollars)

                              HOUSE OF
                              BRUSSELS         GREEN FUSION        GFC VENTURES
                              HOLDINGS LTD.    CORPORATION         CORP.         ADJUSTMENTS   TOTAL
                             -----------------------------------------------------------------------
ASSETS
Current assets
  Cash                       $            -   $        440         $ 1,623   $          -      $    2,063
  Accounts receivable               288,074         10,435          59,382        (28,930)A       328,961
  Note receivable                         -        275,000               -       (275,000)A          -
  Inventories                       456,093              -               -              -         456,093
  Prepaid expenses and
   rent deposits                     44,073              -               -              -          44,073
                             ------------------------------------------------------------------------------
Total current assets                788,240        285,875          61,005       (303,930)        831,190

  Capital assets                    690,531              -           4,949              -         695,480
  Advances to subidiaries                 -              -               -              -               -
  Investments in subsidiaries             -              -               -              -               -
  Other assets                        1,302         15,248               -              -          16,550
                             ------------------------------------------------------------------------------

                             $    1,480,073   $    301,123         $65,954   $   (303,930)  $   1,543,220
                             ==============================================================================

LIABILITIES AND
SHAREHOLDERS' EQUITY
Current liabilities
  Short-term loans           $      124,900   $          -         $     -   $       -       $ 124,900
  Related party advances             94,536        475,137               -       (569,673)B          -
  Note payable                      275,000              -               -       (275,000)A          -
  Accounts payable                  589,259        183,656          67,003        (28,930)A    690,682
                                                                                 (120,306)B
  Capital leases-current            121,472              -               -              -      121,472
                             ------------------------------------------------------------------------------

Total current liabilities         1,205,167        658,793          67,003       (993,909)     937,054

Convertible securities note               -        150,000               -       (150,000)B          -
                             ------------------------------------------------------------------------------

                                  1,205,167        808,793          67,003     (1,143,909)     937,054
                             ------------------------------------------------------------------------------

Shareholders' equity                274,906       (507,670)         (1,049)       839,979 B    606,166
                             ------------------------------------------------------------------------------

                                    274,906       (507,670)         (1,049)       839,979      606,166
                             ------------------------------------------------------------------------------

                             $    1,480,073   $    301,123         $65,954   $   (303,930)  $1,543,220
                             ==============================================================================



GREEN  FUSION  CORPORATION

PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS
FOR  THE  THREE  MONTH  PERIOD  ENDED  MARCH  31,  2002
----------------------------------------------------------------
(expressed  in  U.S.  dollars)


                              HOUSE OF                        GFC
                              BRUSSELS         GREEN FUSION   VENTURES
                              HOLDINGS LTD.    CORPORATION    CORP.    ADJUSTMENTS     TOTAL
                             ---------------  -------------  --------  ------------  ----------

Sales                        $      380,656   $     10,435   $     -   $          -  $ 391,091
Cost of sales                       258,145              -         -              -    258,145
                             ---------------  -------------  --------  ------------  ----------

Gross profit                        122,511         10,435         -              -    132,946
                             ---------------  -------------  --------  ------------  ----------

Expenses
  Selling costs                     382,791              -         -                   382,791
  General and administrative
   expenses                         167,614        296,550       683                   464,847
                             ---------------  -------------  --------  ------------  ----------

Total expenses (see note)           550,405        296,550       683              -    847,638
                             ---------------  -------------  --------  ------------  ----------

Net (loss)                   $     (427,894)  $   (286,115)  $  (683)  $          -  $(714,692)
                             ===============  =============  ========  ============  ==========
Weighted-average number
of common shares                                61,182,497
outstanding

Basic and diluted
loss per share                                $          -




NOTE:  This  Pro  forma  Condensed Consolidated Statement of Operations has been adjust  for  the  following:
1. On May 6, 2002, the issuance of shares from Green Fusion Corporation to House of Brussels Holdings Ltd., Green Fusion Corporation had liabilities in excess of assets of $507,670 that results in a one-time charge against income. This amount has been exclude from the pro forma condensed consolidated statement of operations since it is not in the normal course of business; and,
2. On the March 28, 2002 GFC Ventures recorded a $1,504,228 consulting services charge as a result of the issuance of common shares to employees and consultants. This amount has been excluded from the pro forma condensed consolidated statement of operations since it is not in the normal course of business. On a consolidated basis the Company will record a one-time charge of $1,505,317 to income as a result of the acquisition of GFC Ventures Corp.


GREEN  FUSION  CORPORATION

PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  2001
-------------------------------------------------------------------------------------------
(expressed  in  U.S.  dollars)


                           HOUSE OF                        GFC
                           BRUSSELS         GREEN FUSION   VENTURES
                           HOLDINGS LTD.    CORPORATION    CORP.    ADJUSTMENTS     TOTAL
                          ---------------  -------------  --------  ------------  ----------

Sales                     $    2,789,012   $          -   $     -   $          -  $       -
Cost of sales                  1,858,201              -         -              -          -
                          ------------------------------------------------------------------
Gross profit                     930,811              -         -              -          -

Expenses
  Selling costs                1,774,438              -       340                       340
  General and
  administrative expenses        333,005        896,218     1,527                   897,745
                          ------------------------------------------------------------------

Total expenses                 2,107,443        896,218     1,867              -    898,085
                          ------------------------------------------------------------------

Net (loss)                $   (1,176,632)  $   (896,218)  $(1,867)  $          -  $(898,085)
                          ==================================================================
Weighted-average number
of common shares                             59,581,476
outstanding

Basic and diluted
loss per share                             $      (0.02)



NOTE:  This  Pro  forma  Condensed Consolidated Statement of Operations has been adjust  for  the  following:
1. On May 6, 2002, the issuance of shares from Green Fusion Corporation to House of Brussels Holdings Ltd., Green Fusion Corporation had liabilities in excess of assets of $507,670 that results in a one-time charge against income. This amount has been exclude from the pro forma condensed consolidated statement of operations since it is not in the normal course of business; and,
2. On the March 28, 2002 GFC Ventures recorded a $1,504,228 consulting services charge as a result of the issuance of common shares to employees and consultants. This amount has been excluded from the pro forma condensed consolidated statement of operations since it is not in the normal course of business. On a consolidated basis the Company will record a one-time charge of $1,505,317 to income as a result of the acquisition of GFC Ventures Corp.

NOTES  TO  THE  PRO  FORMA  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS

NOTE  A
Upon  consolidation,  intercompany  loans  have  been  eliminated.

NOTE  B
Effective May 10, 2002 and pursuant to the acquisition agreement between the Company and the shareholders of House of Brussels, all related party loans ($569,228), certain accounts payable ($120,306) and all convertible notes ($150,000) for a total of $839,534 were converted into 5,413,121 units, with each unit consisting of one share of the Company's stock and one share purchase warrant, entitling the holder to acquire another share of the Company's common stock at $0.25 per share, for up to two years from the date of issue.